CUSIP NO.   055607105                 13G                    PAGE 10 OF 10 PAGES
         ----------------



                                                                    EXHIBIT 99.1

                                MEMBERS OF GROUP



R.II Corporation
Riccardo Nunziati
Bianca Nunziati
Riccardo M. Nunziati